SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549



                                  FORM 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



                              OCTOBER 7, 1999
              Date of Report (Date of Earliest Event Reported)


                            ASARCO INCORPORATED
           (Exact name of Registrant as specified in its charter)


      DELAWARE                         1-164                 13-492440
 (State or Other Jurisdiction   (Commission File Number)   (IRS Employer
 Incorporation or Organization)                            Identification No.)


 180 MAIDEN LANE, NEW YORK, NEW YORK                        10038
 (Address of Principal Executive Office)                  (Zip Code)


                               (212) 510-2000
            (Registrant's telephone number, including area code)


                               NOT APPLICABLE
       (Former Name or Former Address, if Changed Since Last Report)



 ITEM 5.  OTHER EVENTS.

      On October 7, 1999, Southern Peru Copper Corporation in which ASARCO Incorporated is a 54.3% shareholder issued a press release relating to new mineralization at its Toquepala mine, a copy of which is attached hereto as
 Exhibit 99.1 and incorporated herein by reference.

 ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
           EXHIBITS.

           (c)  Exhibits

                99.1 Press Release of Southern Peru Copper Corporation, dated October 7, 1999.


                                 SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          ASARCO INCORPORATED



                          By:  /s/ Francis R. McAllister
                               ----------------------------------
                               Name:  Francis R. McAllister
                               Title: Chairman and Chief Executive Officer


 Date:  October 7, 1999


                               EXHIBIT INDEX


 EXHIBIT NO.                   DESCRIPTION                        PAGE NO.

 99.1                 Press Release of Southern Peru Copper
                      Corporation, dated October 7, 1999.